UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 13, 2020
ZAGG INC
(Exact name of registrant as specified in its charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
910 West Legacy Center Way, Suite 500
Midvale, Utah 84047
(Address of principal executive offices, including zip code)
(801) 263-0699
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.001 par value	ZAGG	The Nasdaq Global Select Market
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Item 1.01 Entry into a Material Definitive Agreement.
On April 15, 2020, ZAGG Inc, a Delaware corporation (the “Company”), entered into a Cooperation Agreement with Roumell Asset Management, LLC and the other parties set forth therein (collectively, the “Roumell Parties”) and a Cooperation Agreement with AREX Capital Management, LP and the other parties set forth therein (collectively, the “Arex Parties” and together with the Roumell Parties, the “Cooperating Shareholders”). We refer to these agreements as the “Cooperation Agreements”. Pursuant to the Cooperation Agreements, the Company agreed to increase the size of its board of directors (the “Board”) to seven directors and to appoint Ronald Garriques and Edward Terino as independent directors to the Board effective immediately (the “New Directors”). The Company also agreed to appoint either or both of Mr. Garriques and Mr. Terino to each of the standing committees of the Board no later than May 1, 2020.
Pursuant to the Cooperation Agreement, the Cooperating Shareholders will vote at the 2020 Annual Meeting (the “Annual Meeting”) in favor of the Company’s director nominees, which will include the New Directors and, subject to certain conditions, in accordance with the Board’s recommendation on all other proposals other than certain extraordinary transactions if any such proposals are properly brought for consideration at the Annual Meeting. The Cooperating Shareholders also agreed, among other things, not to submit director nominations or proposals at any annual or special meeting during the Standstill Period (as defined below).
Additionally, each of the Cooperating Shareholders agreed to certain customary standstill provisions, effective as of the date of the Cooperation Agreements until the earlier of (i) fifteen (15) business days prior to the deadline under the Company’s bylaws for director nominations and stockholder proposals for its 2021 annual meeting of stockholders and (ii) the consummation of a merger, consolidation, reorganization or a similar extraordinary transaction (the “Standstill Period”), prohibiting each of the Cooperating Stockholders from, among other things and subject to certain exceptions, (a) engaging or participating in any solicitation of proxies with respect to the securities of the Company, (b) joining in any “group” or voting arrangement with respect to the securities of the Company, (c) proposing certain extraordinary transactions, (d) calling or seeking to call a special meeting of Company stockholders, (e) seeking Board representation other than as provided in the Cooperation Agreements, (f) influencing third parties with respect to the voting or disposition of the securities of the Company and (g) purchasing or otherwise acquiring or offering, seeking, proposing or agreeing to acquire, beneficial ownership of more than 9.99% the outstanding common stock of the Company.
The foregoing summaries of the Cooperation Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Cooperation Agreements, copies of which are attached as Exhibit 10.1 and 10.2 and are incorporated herein by reference.
The information set forth under item 2.03 of this Current Report on Form 8-K with respect to the Fourth Amendment Agreement (as defined below) is hereby incorporated into this Item 1.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Fourth Amendment Agreement to the Amended and Restated Credit and Security Agreement
On April 15, 2020, the Company, as borrower, entered into a Fourth Amendment Agreement (the “Fourth Amendment Agreement”) with KeyBank National Association (“KeyBank”), Zions Bancorporation, N.A. dba Zions First National Bank, and MUFG Union Bank, N.A. as the lenders, and KeyBank National Association as the administrative agent, to amend the Amended and Restated Credit and Security Agreement entered into on April 12, 2018, as amended by a First Amendment Agreement, a Second Amendment Agreement, and a Third Amendment Agreement entered into on November 28, 2018, August 30, 2019, and December 4, 2019, respectively (collectively, the “Credit Agreement”).
The Fourth Amendment Agreement increases the maximum borrowing amount of the secured revolving credit facility under the Credit Agreement (the “Revolver”) by $19,800,000 (the “Temporary Accordion”) from $125,000,000 to $144,800,000, with the Temporary Accordion amount available for the Company to use at the effective date of the Fourth Amendment Agreement. The Temporary Accordion’s maturity date is March 31, 2021.
Interest rates under the Fourth Amendment Agreement have been revised to add an additional 50 basis points to the prior rates set forth in the Credit Agreement. The applicable interest rate is based on the Company's Leverage Ratio as defined in the Credit Agreement.
As defined in the Fourth Amendment Agreement, the Asset Coverage Ratio was added as an additional debt covenant requirement, which is effective as of June 30, 2020.
The Fourth Amendment Agreement also includes a replacement benchmark rate to The London Interbank Offered Rate (“LIBOR”).
The Fourth Amendment Agreement also amends the Credit Agreement to allow the Company to enter into an agreement with the United States Small Business Administration (“SBA”) to obtain a loan under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The Company must maintain compliance under the SBA loans in all material respects with the applicable requirements of the CARES Act.
Except as amended by the Fourth Amendment Agreement, all terms and covenants of the Credit Agreement remain effective.
The Company entered into the Fourth Amendment Agreement to increase its liquidity capacity in order to maintain its current operations under the economic conditions caused by the recent COVID-19 pandemic.
A copy of the Amended and Restated Credit and Security Agreement was filed with the Securities and Exchange Commission (the “Commission”) as an exhibit to the Company’s Current Report on Form 8-K on April 12, 2018. Copies of the previous amendments to the Amended and Restated Credit and Security Agreement were filed as exhibits to the Company’s Current Reports on Form 8-K on December 4, 2018, September 5, 2019 and December 4, 2019, respectively.
Small Business Administration Loan Under the CARES Act
On April 13, 2020, the Company entered into a loan agreement with the SBA under the Paycheck Protection Program of the CARES Act for a loan amount of $9,443,728 (the “PPP Loan”). The Company engaged KeyBank as the lender for the PPP Loan. The interest rate for the PPP Loan is 1% per annum, and the Company must pay $397,601 every month beginning seven months from the PPP Loan date, with the PPP Loan having a maturity date of two years from the PPP Loan date. The Company may also potentially obtain loan forgiveness for the PPP Loan if the Company meets certain requirements for eligible employees, as defined by the CARES Act. The loan is expected to fund in the next five business days.
The Company entered into the PPP Loan to help sustain its employee payroll costs, rent and utilities due to the impact of the recent COVID-19 pandemic.
The foregoing description of the Fourth Amendment Agreement and the PPP Loan is not complete and is subject to and qualified in its entirety by the complete terms of the Fourth Amendment Agreement and the PPP Loan, copies of which are attached hereto as Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;  Compensatory Arrangements of Certain Officers.
(d) Director Appointments
Pursuant to the Cooperation Agreement, the Company increased the size of the Board and appointed each of Mr. Garriques and Mr. Terino to the Board effective April 15, 2020 to fill the vacancies created by such increase. It is expected that either or both of Mr. Garriques and Mr. Terino will serve on each of the standing committees of the Board. As non-employee directors, each of Mr. Garriques and Mr. Terino will be entitled to receive the same compensation paid by the Company to each of its non-employee directors as described below. Mr. Garriques and Mr. Terino do not have any direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.
(e) Compensatory Arrangements
On April 15, 2020, in light of the certainties related to the global COVID-19 pandemic, the Company announced temporary reductions in the annual base salaries of the Company’s executive officers, including its named executive officers, Chris Ahern (Chief Executive Officer), Taylor Smith (Chief Financial Officer) and Jim Kearns (Chief Operating Officer). Until further notice, but to be reevaluated quarterly, the annual base salary of Mr. Ahern will be reduced by 15% and the annual base salaries of the other executive officers of the Company will be reduced by 10%.
For the same reasons and with the same quarterly reevaluation, the Company announced a 15% reduction in the cash retainers payable to its non-employee directors for service on the Board for the remainder of 2020. The Board has also approved that the remaining (reduced) cash retainers will be paid in shares of the Company’s common stock, rather than cash, to more closely align the directors’ interests with the Company’s stockholders.
On April 15, 2020, the Compensation Committee of the Board adopted the ZAGG Inc Executive Severance Plan (the “Severance Plan”). The Severance Plan provides for the payment of certain severance and other benefits to our named executive officers, in the event of a qualifying termination of employment with us.
Under the Severance Plan, in the event of a termination of a covered executive’s employment by us without “cause” or by the executive for “good reason,” each as defined in the Severance Plan, the executive will be eligible to receive the following payments and benefits:
a.a cash payment equal to the sum of (i) 100% of the executive’s then-current annual base salary, payable in substantially equal installments plus (ii) a pro-rata portion of the executive’s cash performance bonus, if any, for the year in which the termination occurs, based on actual performance during the year in which the termination occurs; and
b.Company-paid COBRA premium payments for the executive and the executive’s covered dependents for up to 12 months.
However, if either such termination occurs within the period beginning on the date of a “change in control,” as defined in the Severance Plan, and ending on the one-year anniversary of such change in control, the executive will be eligible to receive:
a.a cash payment equal to the sum of (i) 100% (200% with respect to Mr. Ahern) of the executive’s then-current annual base salary, plus (ii) 100% (200% with respect to Mr. Ahern) of the executive’s target cash performance bonus for the year in which the termination occurs, to be paid in substantially equal installments;
b.Company-paid COBRA premium payments for the executive and the executive’s covered dependents for up to 12 months (18 months for Mr. Ahern);
c.with respect to Mr. Ahern only, a single lump-sum payment in an amount equal to six months of his monthly COBRA premium payment; and
d.full vesting acceleration of all outstanding Company equity awards, with performance stock unit awards paid at target performance values.
Each executive’s right to receive the severance payments and benefits described above is subject to such executive’s delivery and, as applicable, non-revocation of a general release of claims in favor of the Company, and such executive’s continued compliance with any applicable restrictive covenants.
In addition, in the event that any payment under the Severance Plan, together with any other amounts paid to an executive by the Company, would subject an executive to an excise tax under Section 4999 of the Internal Revenue Code, such payments will be reduced to the extent that such reduction would produce a better net after-tax result for such executive.
The foregoing description of the Severance Plan is not complete and is subject to and qualified in its entirety by the complete terms of the Severance Plan, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
2020 Outlook Update
As a result of ongoing disruption and uncertainty related to the global COVID-19 pandemic, the Company has withdrawn its first quarter and full-year 2020 outlook provided on March 11, 2020 and will not offer an updated outlook at this time. More information will be provided during the Company's first quarter fiscal 2020 conference call.
Item 8.01 Other Events.
On April 15, 2020, the Company announced that it was taking certain proactive measures to provide additional financial flexibility during the COVID-19 pandemic. In addition to the compensation reductions discussed above, these measures include, among other global cost-cutting measures, reducing salaries of the Company’s senior management by 5%, implementing temporary furloughs or layoffs of approximately 20% of its U.S. employees, reducing its staff in Europe and the Asia Pacific region by approximately 20%, deferring or cancelling all non-essential projects, and cancelling or delaying certain purchase orders to align with the Company’s adjusted demand forecast.
A copy of the press release announcing the matters discussed herein is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Forward-Looking Statements
This Current Report on Form 8-K contains (and oral communications made by us may contain) “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “target,” “future,” “seek,” “likely,” “strategy,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our outlook for the Company, the duration of salary reductions, workforce reductions and other cost-cutting measures as a result of the COVID-19 pandemic, the impact of additional borrowings and statements that estimate or project future results of operations or the performance of the Company. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:
a.the impacts of certain environmental and health risks, including the recent COVID-19 pandemic and its potential impact on the Company's operations, sourcing from China, and future demand for the Company's products for an uncertain duration of time;
b.the ability to design, produce, and distribute the creative product solutions required to retain existing customers and to attract new customers;
c.building and maintaining marketing and distribution functions sufficient to gain meaningful international market share for our products;
d.the ability to respond quickly with appropriate products after the adoption and introduction of new mobile devices by major manufacturers like Apple®, Samsung®, and Google®;
e.changes or delays in announced launch schedules for (or recalls or withdrawals of) new mobile devices by major manufacturers like Apple, Samsung, and Google;
f.the ability to successfully integrate new operations or acquisitions;
g.the impacts of inconsistent quality or reliability of new product offerings;
h.the impacts of lower profit margins in certain new and existing product categories, including certain mophie products;
i.the impacts of changes in economic conditions, including on customer demand;
j.managing inventory in light of constantly shifting consumer demand;
k.the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the Company from cyber-attacks, terrorist incidents or the threat of terrorist incidents;
l.changes in U.S. and international trade policy and tariffs, including the effect of increases in U.S.-China tariffs on selected materials used in the manufacture of products sold by the Company which are sourced from China;
m.adoption of or changes in accounting policies, principles, or estimates; and
n.changes in the law, economic and financial conditions, including the effect of enactment of US tax reform or other tax law changes.
Any forward-looking statement made by us in this report speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A - “Risk Factors” in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as Exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Cooperation Agreement, dated as of April 15, 2020, by and among the Company, Roumell Asset Management, LLC and other parties set forth therein.

10.2	Cooperation Agreement, dated as of April 15, 2020, by and among the Company, AREX Capital Management, LP and other parties set forth therein.

10.3
Fourth Amendment Agreement, dated as of April 15, 2020, by and among ZAGG Inc, as borrower, KeyBank National Association, Zions Bancorporation, N.A. dba Zions First National Bank, and MUFG Union Bank, N.A., as leanders, and KeyBank Nationall Association, as administrative agent.

10.4	PPP Loan, dated as of April 13, 2020

10.5	ZAGG Inc Executive Severance Plan, dated as of April 15, 2020

99.1	Press Release, dated as of April 15, 2020
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG INC

Dated: April 16, 2020	/s/ TAYLOR D. SMITH
Taylor D. Smith
Chief Financial Officer
(Principal financial and accounting officer)